                                 SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                            U.S. WIRELESS DATA, INC.
.................................................................................
                (Name of Registrant as Specified in its Charter)

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[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
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U.S. WIRELESS DATA, INC.
750 Lexington Avenue
New York, New York 10022

NOTICE OF 2002 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of U.S. Wireless Data, Inc.:

The 2002 Annual Meeting of Stockholders of U.S. Wireless Data, Inc. (the “Company”) will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017 at 3:00 p.m., Eastern time, on Tuesday, December 17, 2002, for the following purposes:

1.	To elect a Board of Directors for the ensuing year;

2.	To consider and act upon a proposal to adopt the Company's 2002 Stock Option Plan.

3.	To ratify the appointment of Deloitte & Touche LLP as the independent auditors and public accountants for the Company for the fiscal year ending June 30, 2003.

4.	To transact such other business as may properly come before the meeting or any adjournment thereof.

All stockholders are invited to attend the meeting. Stockholders of record at the close of business on October 21, 2002, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.

By Order of the Board of Directors Dean M. Leavitt Chairman and Chief Executive Officer

New York, New York
October 28, 2002

IMPORTANT: Please fill in, date, sign and promptly mail the enclosed proxy card in the accompanying postage-paid envelope to ensure that your shares are represented at the meeting. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxycard.

U.S. Wireless Data, Inc.
750 Lexington Avenue
New York, New York 10022
(212) 750-7766

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement (“Proxy Statement”) and the accompanying proxy (“Proxy”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of U.S. Wireless Data, Inc., a Delaware corporation (the “Company”), for use at the 2002 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017 at 3:00 p.m., Eastern time, on Tuesday, December 17, 2002, and for any postponement or adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers, agents and employees of the Company, without extra remuneration, may also solicit proxies personally by telephone, telefax or other means of communication. In addition to mailing copies of this material to stockholders, the Company may request persons, and reimburse them for their expenses in connection therewith, who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and to request their authority for execution of the proxies.

A stockholder who has given a Proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, executing and delivering to the Company a later dated Proxy reflecting contrary instructions or appearing at the Annual Meeting and voting in person.

The mailing address of the Company’s principal executive office is 750 Lexington Avenue, New York, New York 10022, and its telephone number at this office is (212) 750-7766.

Shares Outstanding, Voting Rights and Proxies

Holders of shares of the Company’s common stock, $.01 par value per share (the “Common Stock”), and the Company’s Series C Convertible Preferred Stock, $.01 par value per share (the “Series C Preferred Stock”) of record at the close of business on October 21, 2002 (the “Record Date”) are entitled to vote at the Annual Meeting or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 15,091,371 shares of Common Stock and 3,775,200 shares of Series C Preferred Stock, convertible into an aggregate of 6,292,000 shares of Common Stock. Each outstanding share of Common Stock is entitled to one vote. Each holder of Series C Preferred Stock is entitled to one vote for each share of Common Stock issuable upon conversion of the Series C Preferred Stock (each share of Series C Preferred Stock is entitled to 1.66667 votes) and votes together with the Common Stock as one class on all matters submitted to a vote of the stockholders of the Company, except that holders of the Series C Preferred Stock are entitled to elect two of the Company’s directors (the “Series C Directors”) and the holders of Common Stock are entitled to elect the balance of the directors (the “Common Stock Directors”).

The holders of a majority of the outstanding shares of the Company entitled to vote on the matters proposed herein, present in person or by Proxy, shall constitute a quorum at the Annual Meeting. The approval of a plurality of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for election of four of the five nominees for director. The holders of a plurality of the shares of Series C Preferred Stock present in person or represented by Proxy, assuming a quorum of holders of Series C Preferred Stock at the Annual Meeting, voting separately as a class, have the right to elect two directors. In all other matters, the approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of such matters.

The form of Proxy solicited by the Board affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to, each matter to be acted upon at the Annual Meeting. Shares of Common Stock and Series C Preferred Stock represented by the Proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld. Where the solicited stockholder indicates a choice on the form of Proxy with respect to any matter to be acted upon, the shares will be voted as specified. Withholding authority to vote for a nominee for director will have no effect in the outcome of the vote. Abstentions and broker non-votes will not have the effect of votes “against” any other proposal to be considered at the Annual Meeting.

The persons named as proxies are Dean M. Leavitt and Charles I. Leone. All shares of Common Stock and Series C Preferred Stock represented by properly executed proxies which are returned and not revoked will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a Proxy, the shares of Common Stock and Series C Preferred Stock represented by such Proxy, as applicable, will be voted FOR the Board’s nominees for Common Stock Directors, FOR the nominees for Series C Directors, FOR the approval of Proposals 2 and 3 and in accordance with the Proxy holder’s best judgment as to any other matters raised at the Annual Meeting.

Stockholders of record at the close of business on October 21, 2002 are entitled to notice of and to vote at the meeting and any adjournment thereof. For ten days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available for examination by any stockholder for any purpose germane to the meeting during ordinary business hours at the U.S. Wireless Data’s principal office at 750 Lexington Avenue, New York, New York 10022.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date. Any stockholder who has executed a proxy but is present at the Annual Meeting and who wishes to vote in person may do so by revoking his or her proxy as described in the preceding sentence.

Dissenters’ Rights

Under Delaware law, stockholders are not entitled to dissenters’ rights of appraisal on any proposal referred to herein.

The approximate date on which this Proxy Statement and the accompanying form of Proxy are being mailed to stockholders is October 30, 2002.

PROPOSAL 1 - ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Election of Directors

At the time of the Annual Meeting, the Board will consist of five incumbent members who are seeking to be elected at the meeting to hold office until the next annual or special meeting of stockholders at which a new Board is elected and until their successors shall have been elected and qualified. It is intended that the accompanying Proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the Proxy. Each of the nominees is currently a director of the Company.

Dean M. Leavitt and Chester N. Winter, both of whom are incumbent directors, have been nominated by the Board for election as directors of the Company. Barry A. Kaplan and Edwin M. Cooperman, both of whom are incumbent directors, have been nominated by or on behalf of the holders of the Company’s Series C Preferred Stock for election as directors of the Company. Amy L. Newmark, an incumbent director, has been nominated by the Board pursuant to an agreement that gives Commonwealth Associates, L.P. (“Commonwealth”) the right to designate up to two individuals for election as directors of the Company. All of the nominees have informed the Company that they are willing to serve, if elected, and management has no reason to believe that any of the nominees will be unavailable. In the event a nominee for director should become unavailable for election, the persons named in the Proxy will vote for the election of any other person who may be recommended and nominated by the Board, the holders of Series C Preferred Stock or Commonwealth, as applicable, for the office of director. The persons named in the accompanying Proxy intend to vote for the election as director of the nominees listed herein. Information regarding directors is set forth below.

The Board of Directors has nominated Dean M. Leavitt and Chester N. Winter for election as directors of the Company. Amy L. Newmark has been nominated for election as a director pursuant to an agreement, which gives Commonwealth the right to designate up to two individuals for election as directors of the Company. The holders of the Company’s Common Stock will vote on the election of Ms. Newmark and Messrs. Leavitt and Winter (collectively, the “Common Stock Nominees”).

Barry A. Kaplan and Edwin M. Cooperman have been nominated for election as directors of the Company on behalf of the holders of Series C Preferred Stock (the “Series C Preferred Stock Nominees”). The holders of the Company’s Series C Preferred Stock will vote on the election of Messrs. Kaplan and Cooperman.

MANAGEMENT

Board of Directors

The following table contains certain information with respect to the directors of the Company.

      Name                 Age          Principal Occupation                       Director Since
      ----                 ---          --------------------                       --------------
Dean M. Leavitt ........... 43   Chief Executive Officer and Chairman of the Board     May 1999
                                 of the Company
Edwin M. Cooperman ........ 58   Chairman and Chief Executive Officer of Edmarc        March 2000
                                 Investments
Barry A. Kaplan ........... 46   Private Investor                                      March 2000
Amy L. Newmark ............ 45   Private Investor                                      March 2000
Chester N. Winter ......... 70   General Partner of Colorado Incubator Fund, L.P.      February 1994

Dean M. Leavitt.Mr. Leavitt has been the Chief Executive Officer and Chairman of the Board of Directors of the Company since May 3, 1999. Prior to joining the Company, Mr. Leavitt was founder and President of US Data Capture, Inc., a “boutique” credit card processing company specializing in formulating and implementing sophisticated credit card acceptance applications for institutional clients such as hospitals, universities, municipalities, publishing houses, professional sports teams and transportation companies. Prior to founding US Data Capture, Mr. Leavitt served in several management positions at real estate development, acquisitions and investment banking organizations. Mr. Leavitt serves on the board of the Electronic Transaction Association, the international trade association serving the needs of the electronic payment industry. Mr. Leavitt holds a Bachelor of Arts degree in economics and psychology from Emory University in Atlanta, Georgia.

Edwin M. Cooperman. Mr. Cooperman is the Chairman and Chief Executive Officer of Edmarc Investments, a privately held consulting firm. He is also a principal of T.C. Solutions, a privately held investment and financial services consulting firm. Previously, Mr. Cooperman was Chairman of the Travelers Bank Group and Executive Vice President, Travelers Group, where he was responsible for strategic marketing, the integration of Travelers brands and products, joint and cross marketing efforts and corporate identity strategies as well as expanding the Travelers Bank Group's credit card portfolios. After joining Travelers in 1991, Mr. Cooperman became Chairman and CEO of Primerica Financial Services Group, which comprises of Primerica Financial Services, Benefit Life Insurance Company and Primerica Financial Services Canada. Previous to this, Mr. Cooperman had a distinguished career at American Express. Starting there as an attorney in 1972, he ultimately became Chairman and Co-Chief Executive of Travel Related Services, North America responsible for the core North American businesses of that company, including the American Express Card, American Express Travel Services, American Express Corporate Card, card member investments, insurance, and lending products and services. Mr. Cooperman graduated from Queens College in 1964, earned a J.D. from Ohio State University Law School and an L.L.M. degree from NYU School of Law. He went on to become an associate professor at the U.S. Military Academy at West Point. He serves as a director of Comdial Corporation, Proxymed Inc, and the Grannum Mutual Fund. He also serves on the Foundation Boards of Ohio State University and Queens College of the City University of New York.

Barry A. Kaplan. Mr. Kaplan is a private investor. For 16 years, until June 2002, he worked for Goldman, Sachs & Co., where he was a Managing Director. From May 2001 through May 2002, he managed proprietary investments for the firm’s Equity Division in the media and telecommunications area. Prior to that he spent 15 years in the Investment Research Department where he co-headed the department’s communications and media research efforts, and was responsible for coverage of the wireless communications and cable television sectors. Prior to joining Goldman, Sachs in 1986, Mr. Kaplan was an analyst at Bear, Stearns & Co. and A.G. Becker Inc. and, before that, worked in the broadcasting industry. He is a Chartered Financial Analyst and a member of the New York Society of Security Analysts and the Media and Entertainment Analysts Association of New York. He is also a member of the Board of Overseers of the Brandeis University Graduate School of International Economics and Finance. Mr. Kaplan graduated from Brandeis University in 1977, and received his MBA from the Wharton School of the University of Pennsylvania in 1980.

Amy L. Newmark. Ms. Newmark is a private investor in the technology, internet and telecommunication fields. From 1995 to 1997, she was Executive Vice President – Strategic Planning at Winstar Communications, Inc., a telecommunications, Internet and media company. From 1993 to 1995, Ms. Newmark was the general partner of Information Age Partners, a hedge fund investing primarily in technology and emerging growth companies. Prior to that she was a securities analyst specializing in telecommunications and technology companies. She is a director of Verso Technologies, Inc. and ParkerVision, Inc. Ms. Newmark graduated magna cum laude from Harvard College in 1979, and is a Chartered Financial Analyst.

Chester N. Winter. Mr. Winter is a general partner of Colorado Incubator Fund, L.P., a venture capital fund which invests in early stage high technology enterprises, including software, materials, medical and bio-technology; a position he has held since 1991. Since March 1993, he has also been Vice President of Paradigm Partners, LLC, a consulting company. Mr. Winter became a director of the Company in February 1994. From February 1994 until September 1995 he served as Chairman of Highland Energy, Inc., a subsidiary of Eastern Utility Associates. He holds B.A. and M.S. degrees in Economics from the University of Colorado and has completed the Owner/President Management Program at Harvard University Graduate School of Business.

Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended June 30, 2002, the Board held three regular meetings and two special meetings. Alvin C. Rice, a former Board member who resigned in March 2002, attended no meetings of the Board during the fiscal year ended June 30, 2002 through the date of his resignation. All other directors in office at that time attended 100% of the meetings of the Board and at least 70% of the committees of the Board on which such director served (Mr. Kaplan and Mr. Winter each were unable to attend one meeting of the Audit Committee and one meeting of the Compensation Committee).

Audit Committee. The members of the Audit Committee are Messrs. Cooperman, Kaplan and Winter. The Audit Committee recommends engagement of the Company’s independent accountants, approves services performed by such accountants, and reviews and evaluates the Company’s accounting system of internal controls. Please see also the report of the Audit Committee set forth elsewhere in this Proxy. The committee met four times in the fiscal year ended June 30, 2002.

Compensation Committee. The current members of the Compensation Committee are Ms. Newmark and Mr. Winter. The committee also consisted of Mr. Provow until his resignation in October 2002. The committee approves salaries and other compensation arrangements for the executive officers of the Company. This committee is also authorized to approve option grants to eligible employees under the Company’s stock option plans. The compensation committee met three times in the fiscal year ended June 30, 2002.

Executive Officers

The names of, and certain information regarding, executive officers of the Company who are not also directors, are set forth below.

      Name                 Age       Position with the Company               Officer Since
-------------------------  ---    -------------------------------------    ----------------

Heidi R. Goff............   55    President and Chief Operating Officer      October 2001
Charles I. Leone.........   41    Executive Vice President, Chief            February 2000
                                  Administrative Officer and Secretary
Adi Raviv................   46    Executive Vice President and Chief         August 2002
                                  Financial Officer

Heidi R. Goff. Ms. Goff has served as President and Chief Operating Officer of the Company since October 2001. Prior to joining the Company, Ms. Goff was President and Chief Executive Officer of ExchangePath, LLC, an Internet payments start-up company, from June 1999 to March 2001. From April 1996 to June 1999, Ms. Goff served as Executive Vice President, Strategy and Market Development for Global Payment Systems, a joint venture company of National Data Corporation and MasterCard International. From November 1984 to April 1996, Ms. Goff served in several executive positions for MasterCard International. During her tenure at MasterCard International, Ms. Goff’s executive positions included: Vice President, Debit Services, Senior Vice President and General Manager, Merchant Services and Senior Vice President, Global Merchant Services. At MasterCard and Global Payment Systems, Ms. Goff had primary oversight and responsibility for the development and growth of the MasterCard Automated Processing Program (MAPP), a leading payment processing network. Ms. Goff developed MAPP while at MasterCard and managed the sale of MAPP to National Data Corporation, creating Global Payments. Ms. Goff moved to Global Payments to continue her stewardship of MAPP. From 1982 to 1984, Ms. Goff served as Vice President of Marketing, Electronic Financial Services Division (EFS) for Automatic Data Processing. At EFS, Ms. Goff was a major contributor to the successful start-up of the company until its ultimate sale to Electronic Data Systems (EDS). From 1975 to 1982, Ms Goff Served as Vice President and General Manager, The ATM Cooperative with the California Credit Union League Services Corporation, a processing services company for over 2,500 credit unions. Ms. Goff started her career with a division of IBM Corporation. Ms. Goff holds a Bachelors of Business Administration Degree from Spencerian College.

Charles I. Leone. Mr. Leone joined the Company as Chief Financial Officer and Chief Operating Officer in February 2000. He currently serves as Executive Vice President, Chief Administrative Officer and Secretary of the Company. Mr. Leone previously served as Senior Vice President, Systems and Finance, Retail Division for Phoenix Investment Partners, Ltd., a leading U.S. investment management company (“Phoenix”). Mr. Leone served as Chief Financial Officer and a First Vice President of Zweig/Glaser Advisers and Zweig Securities Corp. and as an executive officer and/or director of various affiliates of such entities. He joined these entities at their formation in 1989 and served with them until their acquisition by Phoenix on March 1, 1999. Prior to that, Mr. Leone was in public accounting at Coopers & Lybrand (now PricewaterhouseCoopers LLP) and McGladrey & Pullen. Mr. Leone is a Certified Public Accountant and received a B.S. in Accounting from C.W. Post Center of Long Island University.

Adi Raviv. Mr. Raviv joined the Company as Executive Vice President and Chief Financial Officer in August 2002. Mr. Raviv is a 16-year veteran of the world of finance. From November 1999 to September 2001, Mr. Raviv served as the Co-Chairman and Chief Financial Officer of THCG, Inc., a publicly traded technology merchant banking and consulting company. There he was responsible for the finance, legal, administration, corporate development, and investor relations departments. As a senior executive at THCG, he also provided oversight to the company's Investment Committee and participated in technology, Internet and new media investments. He initiated and orchestrated the creation of THCG along with a partner through the merger of their investment banking firm with a publicly traded venture capital firm in 1999. Mr. Raviv spent over 14 years in Investment Banking since attaining his MBA with honors from Columbia University’s Graduate School of Business. He worked at Lehman Brothers from 1987-1993 and then served as the head of Global Investment Banking at Oscar Gruss & Son Incorporated from 1994-1996. From 1996-2001, he was a Managing Director of Tower Hill Securities, Inc., the successor of the U.S. investment banking arm of Hambros Bank Limited. He has also significant merchant banking, private equity and venture capital experience with BEA Associates, Stockton Partners, Oscar Gruss, The HTI Group and THCG. Mr. Raviv received his bachelors degree in International Relations from the Hebrew University of Jerusalem.

EXECUTIVE COMPENSATION AND OTHER MATTERS

Executive Compensation

The following table sets forth information concerning the compensation paid by the Company to: (i) the chief executive officer of the Company; (ii) up to four other most highly compensated individuals who were serving as executive officers of the Company at the end of the fiscal year ended June 30, 2002; and (iii) up to two individuals, of which there was one, who would constitute one of the four most highly compensated executive officers (other than the chief executive officer) but for the fact that they were not serving as an executive officer of the Company at the end of the fiscal year ended June 30, 2002 (collectively, the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

                                                                           Long-Term
                                                                          Compensation
                                             Annual Compensation      ----------------------
                                            ---------------------     Securities Underlying       All Other
                                   Fiscal    Salary     Bonus              Options and          Compensation
Name And Principal Position         Year      ($)        ($)               Warrants (#)              ($)
---------------------------        ------    ------     -----         ----------------------    ------------
Dean M. Leavitt                     2002    250,000    125,000                ---                 11,800 (6)
Chief Executive Officer (1).....    2001    250,000    150,000              925,000                7,000 (6)
                                    2000    201,932    200,000                ---                  ---
Heidi R. Goff
President (2)...................    2002    164,063      ---                175,000               29,700 (7)
                                    2001      ---        ---                  ---                  ---
                                    2000      ---        ---                  ---                  ---
Charles I. Leone
Chief Administrative
   Officer (3)..................    2002    225,000     58,172                ---                  3,700 (8)
                                    2001    225,000     58,750              105,000                1,400 (8)
                                    2000     66,971      ---                 87,500                ---
Marc R. Shultz
Vice President Business
  Development (4)...............    2002    153,000     85,100               15,000                3,200 (8)
                                    2001    135,000     40,000               84,225                  300 (8)
                                    2000    123,833      ---                 18,750                ---
Rick J. DeVincenzo
former Chief Financial Officer
  (5)...........................    2002    200,000     51,708                ---                  4,800 (8)
                                    2001    111,364      ---                150,000                  800 (8)
                                    2000      ---        ---                  ---                  ---

_______________
(1)	Mr. Leavitt became an employee of the Company in May 1999.
(2)	Ms. Goff became an employee of the Company in October 2001.
(3)	Mr. Leone became an employee of the Company in February 2000.
(4)	Mr. Shultz became an employee of the Company in June 1999.
(5)	Mr. DeVincenzo was an employee of the Company from December 2000 to June 2002.
(6)	Fiscal year 2002 is comprised of $7,200 for parking paid by the Company on behalf of the executive and $4,600 for the Company’s matching contribution under the Company's 401k Plan. Fiscal year 2001 is comprised of $5,300 for parking and $1,700 for the 401k Plan.
(7)	Fiscal year 2002 is comprised of $29,700 for rental of an apartment paid by the Company on behalf of the executive.
(8)	Represents the Company's matching contribution under the Company’s 401k Plan for such period.

Option Grants in Last Fiscal Year

The following table provides information regarding the grant of stock options during the fiscal year ended June 30, 2002 to the Named Executive Officers.

OPTIONS GRANTED IN FISCAL YEAR 2002
(Individual Grants)

                               Number of        % of Total
                            Shares Covered   Options Granted
                               by Option        to Employees     Exercise Price    Expiration
           Name                Grant (1)     in Fiscal Year(2)    ($/share) (3)       Date
-------------------------   --------------  ------------------   --------------    -----------
Heidi R. Goff.............     175,000            25%                0.67           10/10/11
Marc R. Shultz...........       15,000             2%                0.58            9/17/11

_______________
(1)
All of the above options are subject to the terms of the Company’s 2000 Stock Option Plan and are exercisable only as they vest. Options granted to executive officers commence vesting on the executive officers grant and become exercisable in equal annual increments over a three-year period provided the optionee continues to be employed by the Company.

(2)	Based on a total of options to purchase 704,462 shares granted to all employees in fiscal year 2002.

(3)	All options were granted at an exercise price equal to the fair market value of the Company’s Common Stock on the date of grant.

Aggregated Option and Warrant Exercises in Fiscal Year 2002 and Fiscal Year-end Option Values

None of the executive officers exercised stock options during the fiscal year ended June 30, 2002. The following table provides information regarding the number of shares covered by both exercisable and unexercisable stock options and warrants held by each of the Named Executive Officers as of June 30, 2002 and the values of the “in-the-money” options and warrants, which values represent the positive spread between the exercise price of any such option and warrant and the fiscal year-end value of the Company’s Common Stock.

Please note that the common stock numbers and per share prices in this section have been retroactively adjusted to give effect to the 1-for-4 reverse stock split that was effectuated on October 18, 2000.

OPTION AND WARRANT EXERCISES IN
FISCAL YEAR 2002 AND FISCAL YEAR-END OPTION VALUES

                                                Number of Securities Underlying      Value of the Unexercised
                         Shares                Unexercised Options and Warrants   In-The-Money Options and Warrants
                        Acquired                      at Fiscal Year-End               at Fiscal Year-End (1)
                           on         Value    --------------------------------   ---------------------------------
                        Exercise    Realized   Exercisable   Unexercisable        Exercisable     Unexercisable
         Name             (#)         ($)         (#)            (#)                   ($)              ($)
----------------------- --------    --------   -----------   ------------         -----------     -------------
Dean M. Leavitt........   ---         ---        1,343,750     925,000                ---             ---
Rick J. DeVincenzo.....   ---         ---           ---        150,000                ---             ---
Heidi R. Goff..........   ---         ---           ---        150,000                ---           31,500
Charles I. Leone.......   ---         ---          29,167      163,333                ---             ---
Marc R. Shultz.........   ---         ---          12,500       96,725                ---            4,050
   --

______________
(1)	Based on the closing price of $0.85 per share of the Company’s Common Stock as reported by the OTC Bulletin Board on June 30, 2002.

Compensation of Directors

During the fiscal year ended June 30, 2002, 75,000 stock options were granted to each of the then five non-employee directors. Option grants to the Board of Directors are approved by the Compensation Committee and were issued under the 2000 Stock Option Plan. These options vested immediately on the date of grant.

Current Employment Agreements, Termination of Employment and Change In Control Provisions Applicable To Executive Officers and Directors

Notwithstanding the following employment agreement descriptions, as part of management’s cost reduction efforts, Mr. Leavitt, Ms. Goff and Mr. Leone agreed to reduce their salaries effective November 1, 2002 by an aggregate of $187,500 per annum. In light of these salary reductions, on October 24, 2002 options were granted to such executive officers outside of the existing equity compensation plans in the aggregate amount of 375,000 shares. Such options vest and become exercisable in the amount of 1/12th per month from the date of grant, have an exercise price equal to $0.66 and terminate on October 24, 2012.

Dean M. Leavitt. The Company has an employment agreement with Dean M. Leavitt to act as the Company’s Chief Executive Officer and Chairman of the Board. The agreement became effective as of May 10, 2001 and has a an initial term of three years, subject to automatic renewal for one-year terms if not terminated by either party at least three months prior to the end of each term. Mr. Leavitt is entitled to receive salary at the rate of $250,000 per year, plus reimbursement of certain customary business expenses. Mr. Leavitt is entitled to an annual cash bonus contingent upon the achievement of certain corporate and/or individual performance goals established by the Board in its discretion. Throughout the employment period, Mr. Leavitt has the right to sponsor up to three Board members for the consideration of the Board, and the Company shall use its best efforts to include such nominees on its slate of nominees at the shareholders meeting immediately following Mr. Leavitt’s sponsorship of such nominees, if they are reasonably acceptable to the Board. If Mr. Leavitt is terminated without “cause” or determines to leave for “good reason” (as these terms are defined in the agreement), Mr. Leavitt is entitled to severance pay for the greater of the remainder of the then current term or eighteen months, payable at regular pay intervals, at a rate of his base salary at the time of termination. In case the Company offers any shares of its Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), as part of a financing of the Company (and not pursuant to an acquisition, merger, incentive or compensatory arrangement approved by the Board), Mr. Leavitt shall be entitled to subscribe for such Common Stock, or any rights, options, or warrants to subscribe for or purchase Common Stock (or securities convertible into or exchangeable for Common Stock), at such price as shall be so offered in proportion to the holdings Mr. Leavitt would have had his warrant been exercised immediately prior to the offerings in relationship to all of the issued and outstanding equity securities of the Company. Mr. Leavitt has also entered into an indemnification agreement with the Company pursuant to which the Company has agreed to provide the broadest possible indemnification that is available under applicable law.

Heidi R. Goff. The Company has an employment agreement with Ms. Goff to act as the Company’s President and Chief Operating Officer. The agreement became effective as of October 10, 2001 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Ms. Goff is entitled to receive a base salary of $225,000 per year, plus reimbursement of customary business expenses. In addition, Ms. Goff is also eligible to receive an annual targeted bonus of $112,500 at the discretion of the Company. Ms. Goff was also granted an option to purchase 175,000 shares of Common Stock at $0.67 per share. If Ms. Goff is terminated without “cause” or determines to leave for “good reason” (as such terms are defined in the agreement), Ms. Goff is entitled to severance pay for the 180-day period following the termination date or until Ms. Goff obtains full time employment, payable at regular pay intervals, at the rate of her base salary at the time of termination.

Charles I. Leone. The Company has an employment agreement, as amended, with Mr. Leone who currently serves as Executive Vice President, Chief Administrative Officer and Secretary. The agreement became effective as of February 11, 2000 and has a term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Mr. Leone is entitled to receive a base salary of $225,000 per year, plus reimbursement of customary business expenses. In addition, Mr. Leone is also eligible to receive an annual targeted bonus of $112,500 at the discretion of the Company. If Mr. Leone is terminated without “cause” or determines to leave for “good reason” (as such terms are defined in the agreement), Mr. Leone is entitled to severance pay for the one year period following the termination date or until Mr. Leone obtains full time employment, payable at regular pay intervals, at the rate of his base salary at the time of termination.

Adi Raviv. The Company has an employment agreement with Mr. Raviv to act as the Company’s Executive Vice President and Chief Financial Officer. The agreement became effective as of August 13, 2002 and has an initial term of two years, subject to automatic renewal for one-year terms if not terminated by either party at least ninety days prior to the end of each term. Mr. Raviv is entitled to receive a base salary of $150,00 for the first year and $225,000 for the second year of the initial term, plus reimbursement of customary business expenses. In addition, Mr. Raviv is also eligible to receive an annual bonus at the discretion of the Board. Mr. Raviv was also granted options to purchase 111,940 and 250,000 shares of Common Stock at $0.81 per share. If Mr. Raviv is terminated without “cause” or determines to leave for “good reason” (as these terms are defined in the agreement), Mr. Raviv is entitled to severance pay for the greater of the remainder of the then current term or six months, payable at regular pay intervals, at a rate of his base salary at the time of termination.

In accordance with the executive employment agreements described above, any options or warrants to purchase shares of the Company's Common Stock held by an executive officer immediately prior to termination of employment within six months of a “change of control” or upon a termination by the Company “without cause” or by the executive for “good reason”, as such terms are defined in the agreements, shall become immediately vested and exercisable, subject to the other terms of the option or warrant itself. The executive officers would also be entitled to receive a pro-rated portion of their annual bonus in the event of a “change in control”.

Rick J. DeVincenzo. In light of his departure from the Company in June 2002, Mr. DeVincenzo, the former Chief Financial Officer, and the Company are currently discussing the terms of a severance arrangement pursuant to which the Company may determine to pay Mr. DeVincenzo through June 2003.

The 2000 Stock Option Plan

General. The 2000 Stock Option Plan was adopted for the purpose of granting selected employees, officers, directors, agents, consultants and independent contractors of the Company options to purchase Common Stock so that they may have the opportunity to participate in the growth of the Company and to provide these people with an increased incentive to promote the interests of the Company.

Administration of the 2000 Stock Option Plan. The Board will administer the 2000 Stock Option Plan, except to the extent the Board delegates its authority to a committee of the Board to administer the 2000 Stock Option Plan. The Board may from time to time adopt rules and regulations, as it deems advisable for the administration of the 2000 Stock Option Plan, and may alter, amend or rescind any such rules and regulations in its discretion. The Board has the power to interpret, amend or discontinue the 2000 Stock Option Plan. Unless sooner terminated by the Board, the 2000 Stock Option Plan shall terminate on January 4, 2010.

Grant of Options. Options may be granted under the plan for a total of 3,750,000 shares of Common Stock. Options may be either “incentive stock options” within the meaning of Section 422 of the Code, or non-qualified options. Incentive stock options may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Options under the 2000 Stock Option Plan must be issued by January 4, 2010. During the fiscal year ended June 30, 2002, the Company issued 1,229,462 options.

Terms and Conditions of Options. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the “Exercise Price”) shall be established by the 2000 Plan Administrator, provided that the 2000 Plan Administrator shall act in good faith to establish the Exercise Price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% stockholders, the Exercise Price shall be as required by Section 6 of the 2000 Stock Option Plan. In addition, no individual may be granted options under the 2000 Stock Option Plan to purchase more than 1,250,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7 of the 2000 Stock Option Plan.

Exercise of Options. An optionee may exercise less than the entire vested portion of an option, in which case such unexercised, vested portion shall continue to remain exercisable, subject to the terms of the 2000 Stock Option Plan, until the option terminates. Stock options granted under the 2000 Stock Option Plan cannot be exercised more than 10 years from the date of grant. Stock options issued to a 10% stockholder are limited to five-year terms. Any unexercised options that expire or that terminate upon an employee’s ceasing to be employed by the Company become available again for issuance under the 2000 Stock Option Plan.

Registration of Shares Issued Under the 2000 Stock Option Plan. On December 8, 2000, the Company filed a registration statement on Form S-8 to register 3,750,000 shares issuable pursuant to the exercise of options that have been or may be issued under the 2000 Stock Option Plan.

REPORT OF AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Set forth below is a report submitted by the Company's Audit Committee describing the Company's financial and accounting management policies and practices. The Audit Committee is composed of three directors who are independent within the meaning of the NASDAQ rules. The Audit Committee operates under a written charter adopted by the Board of Directors. The Audit Committee among other things:

°	considers the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determines to be appropriate;

°	recommends to the Board of Directors which firm to engage as the Company’s independent auditors and reviews the independent auditors’ compensation, terms of engagement and independence;

°	meets with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and review the results of such audit;

°	considers, with the independent auditors and senior executives, the adequacy of the Company’s internal financial controls;

°	considers major changes and other major questions of choice regarding appropriate auditing and accounting principles and practices to be following when preparing the Company’s financial statements;

°	reviews the procedures employed by the Company in preparing published financial statements and related management commentaries;

°	meets periodically with management to review the Company’s major financial risk exposures; and

°	reviews the results of each independent audit.

In this context, the Audit Committee hereby reports as follows:

°	it has reviewed and discussed the audited financial statements for the fiscal year ended June 30, 2002 with the Company’s management and Deloitte & Touche LLP the Company’s independent auditors;

°	it has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented, relating to the conduct of the audit;

°	it has received the written disclosures and the letter from Deloitte & Touche LLP as required by Independence Standards Board Standard No. 1, as may be modified or supplemented; and

°	it has discussed with Deloitte & Touche LLP their independence.

Based on such review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS Edwin M. Cooperman Barry A. Kaplan Chester N. Winter

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company's Common Stock and Series C Preferred Stock as of October 21, 2002, by the (i) Named Executive Officers, (ii) all persons, including groups, known to the Company to own beneficially more than five percent (5%) of the outstanding Common Stock of the Company, and (iii) all executive officers and directors as a group. A person (or group) is deemed to be a beneficial owner of Common Stock that can be acquired by such person or group within 60 days from October 21, 2002, upon the exercise of warrants, options or other rights exercisable for, or convertible into, Common Stock. As of October 21, 2002, there were a total of 15,091,371 shares of Common Stock and 3,775,200 shares of Series C Preferred Stock outstanding, convertible into an aggregate of 6,292,000 shares of Common Stock.

Subsequent to the record date of October 21, 2002, on October 24, 2002, options were granted to executive officers outside of the existing equity compensation plans in the aggregate amount of 375,000 shares for a reduction in salaries aggregating $187,500 per annum.

Except as otherwise indicated, the address of each of the following persons is c/o U.S. Wireless Data, Inc., 750 Lexington Avenue, New York, New York 10022.

CERTAIN HOLDERS OF COMMON STOCK

                                                                Beneficially Owned as of
                                                                   October 21, 2002 (1)
                                                        ---------------------------------------
Name and Address of Owner                               Number of Shares       Percent of Class
-------------------------                               ----------------       ----------------

Michael S. Falk ........................................      3,542,153(2)           21%
Dean M. Leavitt ........................................      2,259,059(3)           13%
Sandler Capital Partners ...............................      1,041,671(4)            7%
    767 Fifth Avenue
    New York, New York 10153
Peter J. Solomon Company Limited .......................        781,938(5)            5%
    767 Fifth Avenue
    New York, New York 10153
Barry A. Kaplan ........................................        725,521(6)            5%
Amy L. Newmark .........................................        177,034(7)            1%
Chester N. Winter ......................................        147,145(8)            1%
Edwin M. Cooperman .....................................        145,784(9)            1%
Charles I. Leone .......................................        114,074(10)           *
Adi Raviv ..............................................         99,816(11)           *
Heidi R. Goff ..........................................         58,275(12)           *
Marc R. Shultz .........................................         51,779(13)           *
All directors and executive
  officers as a group (9 persons) ......................      3,778,487(14)          20%

* Represents less than 1% of outstanding shares.

(1)	Except as specifically indicated in the footnotes to this table, the persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission (“SEC”). In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options, warrants or rights held by that person that are currently exercisable or exercisable, convertible or issuable within 60 days of October 21, 2002, are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	The information shown is based on a Schedule 13D dated February 6, 2002, filed on behalf of ComVest Capital Partners, LLC, Commonwealth Associates, L.P., Commonwealth Associates Management Company, Inc., and Michael S. Falk, as well as information provided to the Company by Commonwealth. Includes 1,380,964 shares held by Commonwealth Associates Liquidation, LLC which has the right to acquire, through the exercise of warrants to purchase Common Stock. Also includes (i) 58,333 shares of Common Stock issuable upon conversion of 35,000 shares of Series C Preferred Stock, (ii) 1,427,193 shares of Common Stock, (iii) 654,830 shares of Common Stock issuable upon the exercise of warrants, and (iv) 20,833 shares of Common Stock underlying options.

(3)	Includes 1,343,750 shares which Mr. Leavitt has the right to acquire, through the exercise of warrants to purchase Common Stock. Also includes (i) 41,667 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock, (ii) 347,075 shares of Common Stock, (iii) 10,417 shares of Common Stock issuable upon the exercise of a warrant, and (iv) 516,150 shares of Common Stock underlying options.

(4)	Includes 833,333 shares of Common Stock issuable upon conversion of 500,000 shares of Series C Preferred Stock and 208,338 shares of Common Stock issuable upon exercise of a warrant.

(5)	Represents 581,938 shares of Common Stock underlying agent warrants and 200,000 shares underlying other warrants.

(6)	Includes 416,667 shares of Common Stock issuable upon conversion of 250,000 shares of Series C Preferred Stock and 104,169 shares of Common Stock issuable upon exercise of a warrant. Also includes (i) 40,404 shares of Common Stock, (ii) 39,331 shares of Common Stock issuable upon exercise of other warrants, and (iii) 124,950 shares of Common Stock underlying options.

(7)	Includes 41,667 shares of Common Stock issuable upon conversion of 25,000 shares of Series C Preferred Stock and 10,417 shares of Common Stock issuable upon the exercise of a warrant. Also includes 124,950 shares of Common Stock underlying options.

(8)	Represents 3,125 shares of Common Stock and 144,020 shares of Common Stock underlying options.

(9)	Includes 16,667 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 4,167 shares of Common Stock issuable upon the exercise of a warrant. Also includes 124,950 shares of Common Stock underlying options.

(10)	Includes 16,667 shares of Common Stock issuable upon conversion of 10,000 shares of Series C Preferred Stock and 4,167 shares of Common Stock issuable upon the exercise of a warrant. Also includes 93,240 shares of Common Stock underlying options.

(11)	Represents 99,816 shares of Common Stock underlying options.

(12)	Represents 58,275 shares of Common Stock underlying options.

(13)	Represents 51,779 shares of Common Stock underlying options.

(14)	Includes all shares underlying options, warrants and convertible securities as described in footnotes (3) and (6) - (13) of this table.

Holders of Series C Preferred Stock vote as a class with respect to election of the Series C Directors.

CERTAIN HOLDERS OF SERIES C PREFERRED STOCK (1)

                                                     Beneficially Owned as of
                                                         October 21, 2002
                                               -------------------------------------
                                               Number of Shares     Percent of Class
                                               ----------------     ----------------
Sandler Capital Partners.....................      500,000               13%
    767 Fifth Avenue
    New York, New York 10153
Barry A. Kaplan .............................      250,000                7%
Michael S. Falk .............................       35,000                *
Dean M. Leavitt .............................       25,000                *
Amy L. Newmark ..............................       25,000                *
Edwin M. Cooperman ..........................       10,000                *
Charles I. Leone ............................       10,000
Chester N. Winter ...........................        --                 --
Heidi R. Goff ...............................        --                 --
Adi Raviv ...................................        --                 --
Marc R. Shultz...............................        --                 --
All directors and executive
  officers as a group (9) persons) ..........      320,000                8%

* Represents less than 1% of outstanding shares.

(1)	To the Company’s knowledge, except as otherwise indicated in the footnotes to this table, all persons named in this table have sole voting and investment power with respect to all shares of Series C Preferred Stock shown as beneficially owned by them, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC. The Series C Preferred Stock is not publicly traded or registered under the Securities Exchange Act of 1934 (the “Exchange Act”).

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires the Company’s officers, directors, and persons owning more than ten percent of a registered class of the Company’s equity securities (“ten percent stockholders”) to file reports of ownership and changes of ownership with the SEC. Officers, directors, and ten-percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file with the SEC. To the Company’s knowledge, based solely on its review of the copies of such reports and amendments thereto furnished to the Company, and written representations that no other reports were required, the Company believes that during the Company’s fiscal year ended June 30, 2002, all Section 16(a) filing requirements applicable to the Company’s officers, directors, and ten percent stockholders were met.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The transactions described below are relevant to the election of directors because some of these transactions were with members of the Board. To the extent that such transactions relate to their ability to act as directors, stockholders should consider them.

Transactions with Commonwealth

The terms of the Series C Preferred Stock and the Unit Warrants may be amended, modified or waived by an agreement among the Company, Commonwealth and a committee to be designated by Commonwealth whose members hold in the aggregate not less than 20% of the outstanding Series C Preferred Stock and not less than 20% of the outstanding Unit Warrants.

Commonwealth has the right, under an agency agreement in connection with the Series C Private Placement, to designate two directors to the Company’s Board. Commonwealth has designated Amy L. Newmark for reelection to the Board.

Michael S. Falk, the Chief Executive Officer and controlling owner of Commonwealth and its related affiliates, served on the Company’s Board from March 2000 to March 2002. Lee Provow, a Commonwealth designee, replaced Mr. Falk as a director of the Company until his resignation in October 2002. In April 2001, Mr. Falk was granted an option to purchase 25,000 shares of the Company’s Common Stock exercisable at the closing price on the date of grant. In May 2002, Mr. Provow was granted an option to purchase 75,000 shares of the Company’s Common Stock exercisable at the closing price on the date of grant.

Commonwealth was retained by the Company to provide financial advisory and other investment banking services related to the Company’s acquisition of Cellgate Technologies LLC in November 2000 and NXT Corporation in December 2000. Investment banking fees of $500,000 were paid to Commonwealth during fiscal year 2001 and no fees were paid during fiscal year 2002.

As a result of securities holdings and rights described above, Commonwealth, as controlled by Mr. Falk, is deemed to control the Company.

PROPOSAL 2 - ADOPTION OF THE COMPANY'S 2002 STOCK OPTION PLAN

The Board has recommended, and at the Annual Meeting the shareholders will be asked to approve, the adoption of the Company’s 2002 Stock Option Plan (the “Option Plan”). A description of the Option Plan, which Option Plan is attached hereto as Appendix A, appears below.

Purpose of the Option Plan

The purpose of the Option Plan is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of the Company or of any parent or subsidiary (as defined in subsection 5.7 of the Option Plan and referred to hereinafter as "related corporations") thereof, may be granted incentive stock options and/or non-qualified stock options to purchase Common Stock (as defined in Section 3 of the Option Plan), in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

The Option Plan

The Option Plan provides for the grant of options to purchase up to 3,500,000 shares of Common to selected employees, officers, directors, agents, consultants and independent contractors of the Company. Options may be either "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code (the “Code”), or non-qualified options. Incentive stock options may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation, while non-qualified options may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity.

The Option Plan will be administered by the Board, except to the extent the Board delegates its authority to a committee of the Board to administer the Option Plan. The administrator of the Option Plan shall hereinafter be referred to as the “Plan Administrator.” Any party to whom an option is granted under the Option Plan shall be referred to hereinafter as an “Optionee.”

The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the “Exercise Price”) shall be established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6 of the Option Plan. In addition, no individual may be granted options under the Option Plan to purchase more than 1,166,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7 of the Option Plan.

Options granted under the Option Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable option agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Option Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Option Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer.

If the Optionee's relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee's option which is exercisable at the time of such cessation, but the Optionee's option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee's relationship with the Company or related corporation changes (i.e., from employee to non-employee, such as a consultant), such change shall constitute a termination of an Optionee's employment with the Company or related corporation and the Optionee's incentive stock option shall become a non-qualified stock option.

Options under the Option Plan must be issued by October 24, 2012. Stock options granted under the Option Plan cannot be exercised more than 10 years from the date of grant. Stock options issued to a 10% Shareholder are limited to five-year terms. Payment of the option price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier’s check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check).

The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator; delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

Any unexercised options that expire or that terminate upon an employee's ceasing to be employed by the Company become available again for issuance under the Option Plan.

Unless sooner terminated by the Board, this Option Plan shall terminate on October 24, 2012. No option may be granted after such termination or during any suspension of this Option Plan. The amendment or termination of this Option Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Option Plan.

The Board may at any time suspend, amend or terminate this Option Plan, provided that except as set forth in Section 7 of the Option Plan, the approval of the holders of a majority of the Company's outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will: (a) increase the number of shares which are to be reserved for the issuance of options under the Option Plan; (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under the Option Plan; or (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

All of the Company’s employees, officers and directors will be eligible to participate in the Option Plan.

Registration of Shares Issued Under Option Plan

The Company intends that the shares to be reserved for and issued under the Option Plan, for which approval is now sought, may be registered under the Securities Act. Such registration, if completed, would in most cases permit the unrestricted resale in the public market of shares issued pursuant to the Option Plan.

New Plan Benefits

The Company does not currently know nor is it determinable the number of options that the Company will grant under the Option Plan to any person.

Certain Federal Income Tax Consequences of the Option Plan Under Current Law

An optionee will recognize no taxable income at the time an option is granted.

An optionee will recognize no taxable income at the time of exercise of an incentive stock option. If the optionee makes no disposition of the acquired shares within two years after the date of grant of the incentive stock option, or within one year after the exercise of such option, the employee will recognize no taxable income and any gain or loss that is realized on a subsequent disposition of such shares will be treated as long-term capital gain or loss. As to options exercised, the excess, if any, of the fair market value of the shares on the date of exercise over the option price will be an item of tax preference for purposes of computing the alternative minimum tax.

If the foregoing holding period requirements are not satisfied, the optionee will realize (i) ordinary income for federal income tax purposes in the year of disposition in an amount equal to the lesser of (a) the excess, if any, of the fair market value of the shares on the date of exercise over the option price thereof, or (b) the excess, if any, of the selling price over the optionee's adjusted basis of such shares (provided that the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by such individual) and (ii) capital gain equal to the excess, if any, of the amount realized upon the disposition of shares over the fair market value of such shares on the date of exercise.

Employees, directors, officers, consultants, agents and independent contractors of the Company will be required to include in their gross income in the year of exercise of a non-qualified stock option the difference between the fair market value on the exercise date of the shares transferred and the option price.

The Company will be entitled (provided it complies with certain reporting requirements with respect to the income received by the employee) to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to be in receipt of compensation income in connection with the exercise of non-qualified stock options or, in the case of an incentive stock option, a disqualifying disposition of shares received upon exercise thereof. If the holding period requirements outlined above are met, no deduction will be available to the Company in connection with an incentive stock option. Under the Revenue Reconciliation Act of 1993, the Company may not be able to deduct compensation to certain employees to the extent compensation exceeds one million dollars per tax year. Covered employees include the chief executive officer and the four other highest compensated officers of the Company for that tax year. Certain performance-based compensation including stock options are exempt provided that, among other things, the stock options are granted by a compensation committee of the Board of Directors which is comprised solely of two or more outside directors and the plan under which the options are granted is approved by shareholders. The Option Plan will not qualify as performance-based compensation.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information regarding outstanding options, warrants and rights, and shares reserved for future issuance under our existing equity compensation plans as of June 30, 2002. Our stockholder approved equity compensation plans currently consist of the 2000 Stock Option Plan and the 1992 Stock Option Plan.  We have a number of options and warrants which were granted pursuant to equity compensation plans not approved by security holders and such securities are aggregated in the table below.

_________________________________________________________________________________________________________
       Plan Category        Number of securities to Weighted average exercise    Number of securities
                           be issued upon exercise    price of outstanding      remaining available for
                           of outstanding options,    options, warrants and   future issuance as of June
                          warrants and rights as of          rights               30, 2002 (excluding
                                June 30, 2002                                   securities reflected in
                                                                                      column (a))
_________________________________________________________________________________________________________
                                     (a)                       (b)                        (c)
_________________________________________________________________________________________________________
Equity compensation plans         3,494,000                   $3.57                     515,000
approved by security
holders
_________________________________________________________________________________________________________
Equity compensation plans         5,270,000                   $5.90                       --
not approved by security
holders
_________________________________________________________________________________________________________
Total                             8,764,000                   $4.97                     515,000
_________________________________________________________________________________________________________

We had authorized the issuance of equity securities under the compensation plans listed below without the approval of security holders:

On April 12, 1993, we issued a 37,500 share common stock purchase warrant to an investor, exercisable at $16.00. The warrant is fully vested and expires April 12, 2003.

On March 12, 1998, we issued a 2,609 share common stock purchase warrant to entrénet Group, LLC as a consulting fee, exercisable at $23.00 per share. The warrant is fully vested and expires on March 11, 2003.

On September 12, 1998, we issued a 2,083 share common stock purchase warrant to entrénet Group, LLC, exercisable at $9.60. The warrant is fully vested and expires September 3, 2003.

On May 3, 1999, as part of an employment agreement, we issued warrants to our Chief Executive Officer, to purchase up to 1,343,750 shares of our common stock. Half of the warrants, or 671,875, are exercisable at $3.50 per share, the market price of the underlying stock on the date of grant. The second 671,875 warrants have an exercise price of $5.86 per share. The warrants are fully vested and expire May 3, 2009.

On January 20, 2000, we issued a 5,625 share common stock purchase warrant to RBB Bank as an inducement to redeem shares of Series B Preferred Stock and 6% Debentures held by RBB Bank, exercisable at $6.00 per share. The warrant is fully vested and expires on July 6, 2004.

On February 15, 2000, we issued an 87,500 share non-qualified common stock option (not under a Stock Option Plan) to an executive officer. The options are exercisable at $9.72 per share, which equals the fair market value at the date of grant, with one third of the shares vesting annually. The options expire on the earlier of ten years from the grant date or one year after cessation of the optionee’s relationship with the Company.

On March 28, 2000, we issued a 3,750 share common stock purchase warrant to an investor relations firm, exercisable at $21.376. The warrant is fully vested and expires March 27, 2006.

On March 28, 2000, we issued a 12,500 share common stock purchase warrant to an executive search firm, exercisable at $21.376 per share. The warrant is fully vested and expires March 27, 2005.

On March 29, 2000, we issued each of the four new members of the Board a nonqualified stock option for 62,500 shares of our common stock. The options are exercisable at $6.00 per share, vest one third per yearly anniversary date following grant date and expire on the earlier of ten years from the grant date or one year after cessation of the optionee’s relationship with the Company. Due to Michael Falk’s resignation from the Board on March 7, 2002, 20,833 shares of the option granted to him are vested.

On March 31, 2000, we issued a 37,500 share common stock purchase warrant to an investor, exercisable at $9.12. The warrant is fully vested and expires April 30, 2004.

On May 3, 2000, we issued a 3,750 share common stock purchase warrant to an investor, exercisable at $6.00. The warrant is fully vested and expires April 30, 2004.

On May 3, 2000, we issued a 2,500 share common stock purchase warrant to an investor, exercisable at $6.00. The warrant is fully vested and expires April 30, 2004.

On May 4, 2000, we issued a 6,250 share common stock purchase warrant to an executive search firm, exercisable at $12.750 per share. The warrant is fully vested and expires May 3, 2005.

On May 31, 2000, as part of their compensation related to the private placement, Commonwealth Associates and Peter J. Solomon Securities Company Limited received warrants to purchase an aggregate of 167.599 Units (which are identical to the units sold in the Private Placement). The warrants were exercisable at $100,000 per unit commencing on the date of issuance and expire May 31, 2007. Effective September 7, 2000, the warrants to purchase units consisting of (a) Series C Convertible Preferred Stock and (b) additional warrants to purchase common stock at $6.00 per share were amended so that such warrants are now exercisable, at $6.00 per share, solely for the total number (3,491,625) of shares of common stock into which the underlying Series C Convertible Preferred Stock and warrants would have been convertible and exercisable. The change did not change the aggregate number of shares of common stock which the holders would have received upon exercise in full of the unit purchase warrants and conversion and exercise in full of the underlying securities. The change also does not affect the aggregate purchase price, which such holders would have paid for the underlying common stock.

On June 30, 2000, we issued a 25,000 share common stock purchase warrant to James C. Free for consulting services, exercisable at $9.875 per share. The warrant is fully vested and expires June 30, 2005.

With respect to the Company's executive officers, on October 24, 2002 options were granted to such executive officers outside of the existing equity compensation plans in the aggregate amount of 375,000 shares for a reduction in base salaries aggregating $187,500 per annum. Such options vest and become exercisable in the amount of 1/12th per month from the date of grant, have an exercise price equal to $0.66 and terminate on October 24, 2012.

Vote Required

The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for the adoption of the Option Plan. Holders of Common Stock and Series C Preferred Stock will vote as a single class. Each share of Series C Preferred Stock is entitled to 1.66667 votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE PROPOSAL 2, THE ADOPTION OF THE COMPANY’S 2002 STOCK OPTION PLAN, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL 3 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors has appointed Deloitte & Touche LLP, independent public accountants, to audit the financial statements of the Company for the fiscal year ending June 30, 2003. Deloitte & Touche LLP has audited and reported on the financial statements of the Company for the fiscal year ended June 30, 2002. We have requested that a representative of Deloitte & Touche LLP attend the meeting. The representative will have an opportunity to make a statement if he or she so desires, and will be available to respond to appropriate questions from stockholders.

Audit and Other Fees

Deloitte & Touche LLP has billed us a total of $168,000 for their audit of the Company’s annual financial statements for the fiscal year ended June 30, 2002 and for their review of the Company’s Quarterly Reports on Form 10-QSB filed during the last fiscal year. Deloitte & Touche LLP also billed us a total of $111,000 for tax return preparation, tax consulting and other services relating to the fiscal year ended June 30, 2002. During the fiscal year ended June 30, 2002, Deloitte & Touche LLP did not perform or bill the Company for financial information systems design and implementation or for any other services.

In the event that ratification of the appointment of Deloitte & Touche LLP as the independent public accountants for the Company is not obtained at the Annual Meeting, the Board of Directors will reconsider its appointment.

Stockholder Vote Required

The approval of a majority of the shares present in person or represented by Proxy, assuming a quorum at the Annual Meeting, is required for ratification of the appointment of independent auditors and public accountants. Common Stock and Series C Preferred Stock vote as a single class on this Proposal. Each share of Series C Preferred Stock is entitled to 1.66667 votes.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO APPROVE PROPOSAL 3, THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS INDEPENDENT PUBLIC ACCOUNTANTS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

Stockholder proposals intended to be considered for inclusion in the Proxy Statement for presentation at the Company’s 2003 Annual Meeting of Stockholders must be received at the Company’s offices at 750 Lexington Avenue, New York, New York 10022, no later than June 30, 2003, for inclusion in the Company’s Proxy Statement and form of Proxy relating to such meeting. All proposals must comply with applicable SEC rules and regulations. If the Company does not receive notice of any matter to be considered in presentation at the Annual Meeting, management proxies may offer discretionary authority to vote on matters presented at the Annual Meeting by a stockholder in accordance with Rule 14a-4 under the Securities Exchange Act of 1934.

OTHER MATTERS

The Board is not aware of any other matter other than those set forth in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT

THE COMPANY IS PROVIDING HEREWITH, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED JUNE 30, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. IF ANY PERSON RECEIVES THIS PROXY WITHOUT THE FOREGOING DOCUMENTS, THE COMPANY UNDERTAKES TO PROVIDE, WITHOUT CHARGE, UPON A WRITTEN OR ORAL REQUEST OF SUCH PERSON AND BY FIRST CLASS MAIL OR OTHER EQUALLY PROMPT MEANS WITHIN ONE BUSINESS DAY OF RECEIPT OF SUCH REQUEST, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 2002, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES FILED THEREWITH. WRITTEN REQUESTS FOR SUCH REPORTS SHOULD BE ADDRESSED TO THE OFFICE OF THE SECRETARY, U.S. WIRELESS DATA, INC., 750 LEXINGTON AVENUE, NEW YORK, NEW YORK 10022, AND THE COMPANY’S TELEPHONE NUMBER AT SUCH OFFICE IS (212) 750-7766.

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE.

By Order of the Board of Directors Dean M. Leavitt Chairman and Chief Executive Officer October 28, 2002

U.S. WIRELESS DATA, INC.

Annual Meeting of Stockholders December 17, 2002

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned stockholder in U.S. Wireless Data, Inc. (“Company”) hereby constitutes and appoints Dean M. Leavitt and Charles I. Leone, and each of them, his true and lawful attorneys and proxies, with full power of substitution in and for each of them, to vote all shares of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., 666 Third Avenue, 25th Floor, New York, New York 10017 at 3:00 p.m., Eastern time, on Tuesday, December 17, 2002 or at any postponement or adjournment thereof, on any and all of the proposals contained in the Notice of the Annual Meeting of Stockholders, with all the powers the undersigned would possess if present personally at said meeting, or at any postponement or adjournment thereof.

        THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

Please Detach and Mail in the Envelope Provided

A  [X] Please mark your votes
       as in this example
       using dark ink only.

                   FOR all nominees                   WITHHOLD
                listed at right (except               AUTHORITY
                   as marked to the                 to vote for all
                   contrary at right)            nominees listed at right

1.   To elect a                                                 a.  Common Stock Nominees
     Board of           [      ]                        [    ]         Dean M. Leavitt
     Directors for                                                     Amy L. Newmark
     the ensuing                                                       Chester N. Winter
     year.                                                      b.  Preferred Stock Nominees
                                                                       Edwin M. Cooperman
                                                                       Barry A. Kaplan

     INSTRUCTION:  To withhold authority to vote
     for any individual nominee, draw a line through
     the name of the nominee at right.

2.   To adopt the Company’s 2002                    FOR             AGAINST             ABSTAIN
     Stock Option Plan.                           [      ]          [      ]            [      ]

3.   To ratify the appointment of Deliotte
     & Touche LLP as the independent auditors
     and public accountants for the Company
     for the fiscal year ending June 30, 2002.    [      ]          [      ]            [      ]

4.   To transact such other business as may properly come before the meeting or any adjournment thereof.
Please sign exactly as your name appears and return this Proxy immediately in the enclosed stamped self-addressed envelope.

Signatue(s)                                                                Signatue                                                                Dated:                            2002

NOTE:	Please mark, date and sign exactly as name(s) appear on this proxy and return the proxy card promptly using the enclosed envelope. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executives, administrators, trustees, etc. should state full title or capacity. Joint owners should each sign.

APPENDIX A

U.S. WIRELESS DATA, INC.
2002 STOCK OPTION PLAN

Approved and Adopted by the Board of Directors on October 24, 2002

        SECTION 1. Purpose. The purpose of the U.S. Wireless Data, Inc. 2002 Stock Option Plan (this “Plan”) is to provide a means whereby selected employees, officers, directors, agents, consultants and independent contractors of U.S. Wireless Data, Inc. (the “Company”) or of any parent or subsidiary (as defined in subsection 5.7 and referred to hereinafter as “related corporations”) thereof, may be granted incentive stock options and/or nonqualified stock options to purchase the Common Stock (as defined in Section 3) of the Company, in order to attract and retain the services or advice of such employees, officers, directors, agents, consultants and independent contractors and to provide added incentive to them by encouraging stock ownership in the Company.

        SECTION 2. Administration.

        (a) This Plan shall be administered by the Board of Directors of the Company (the “Board”), except to the extent the Board delegates its authority to a committee of the Board to administer this Plan. The administrator of this Plan shall hereinafter be referred to as the “Plan Administrator.”

        (b) For so long as the Common Stock is registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no Option shall be granted to a director or officer (subject to Section 16 of the Exchange Act) of the Company by the Board unless (i) approved in advance by the Board or the Plan Administrator in accordance with the provisions of Rule 16b3(d)(1) under the Exchange Act (where the Plan Administrator, if not the entire Board, is a committee of the Board composed solely of two or more nonemployee directors who satisfy the requirements of Rule 16b3(b)(3) under the Exchange Act), or (ii) approved in accordance with the provisions of Rule 16b3(d)(2) under the Exchange Act, except that an option may be granted absent such approval if the option provides that no officer or director of the Company may sell shares received upon the exercise of such option during the sixmonth period immediately following the grant of such option.

                 2.1 Procedures. The Board shall designate one of the members of the Plan Administrator as chairman. The Plan Administrator may hold meetings at such times and places as it shall determine. The acts of a majority of the members of the Plan Administrator present at meetings at which a quorum exists, or acts reduced to or approved in writing by all Plan Administrator members, shall be valid acts of the Plan Administrator.

                 2.2 Responsibilities. Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have the authority, in its discretion, to determine all matters relating to the options to be granted under this Plan, including selection of the individuals to be granted options, the number of shares to be subject to each option, the exercise price, and all other terms and conditions of the options, including the designation of such options as an incentive stock option or nonqualified stock option. Grants under this Plan need not be identical in any respect, even when made simultaneously. The interpretation and construction by the Plan Administrator of any terms or provisions of this Plan or any option issued hereunder, or of any rule or regulation promulgated in connection herewith, shall be conclusive and binding on all interested parties, so long as such interpretation and construction with respect to incentive stock options corresponds to the requirements of Internal Revenue Code (the “Code”) Section 422, the regulations thereunder, and any amendments thereto.

                 2.3 Section 16(b) Compliance and Bifurcation of Plan. It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b3 under the Exchange Act, to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

        SECTION 3. Stock Subject to This Plan. The stock subject to this Plan shall be the Company’s Common Stock, no par value per share (the “Common Stock”), presently authorized but unissued or subsequently acquired by the Company. Subject to adjustment as provided in Section 7 hereof, the aggregate amount of Common Stock to be delivered upon the exercise of all options granted under this Plan shall not exceed 3,500,000 shares as such Common Stock was constituted on the effective date of this Plan. If any option granted under this Plan shall expire, be surrendered, exchanged for another option, canceled or terminated for any reason without having been exercised in full, the unpurchased shares subject thereto shall thereupon again be available for purposes of this Plan, including for replacement options which may be granted in exchange for such surrendered, canceled or terminated options.

        SECTION 4. Eligibility. An incentive stock option may be granted only to any individual who, at the time the option is granted, is an employee of the Company or any related corporation. A nonqualified stock option may be granted to any director, employee, officer, agent, consultant or independent contractor of the Company or any related corporation, whether an individual or an entity. Any party to whom an option is granted under this Plan shall be referred to hereinafter as an “Optionee”.

        SECTION 5. Terms and Conditions of Options. Options granted under this Plan shall be evidenced by written agreements which shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and which are not inconsistent with this Plan (the “Option Agreement”). Notwithstanding the foregoing, options shall include or incorporate by reference the following terms and conditions:

                 5.1 Number of Shares and Price. The maximum number of shares that may be purchased pursuant to the exercise of each option and the price per share at which such option is exercisable (the “exercise price”) shall be as established by the Plan Administrator, provided that the Plan Administrator shall act in good faith to establish the exercise price which shall be not less than the fair market value per share of the Common Stock at the time the option is granted with respect to incentive stock options and not less than par value per share of the Common Stock at the time the option is granted with respect to nonqualified stock options and also provided that, with respect to incentive stock options granted to greater than 10% shareholders, the exercise price shall be as required by Section 6. In addition, no individual may be granted options under the Plan to purchase more than 1,166,000 shares of Common Stock during any one year, subject to adjustment as set forth in Section 7.

                 5.2 Term and Maturity. Subject to the restrictions contained in Section 6 with respect to granting incentive stock options to greater than 10% shareholders, the term of each incentive stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted but in no event shall the term of any incentive stock option exceed 10 years. The term of each nonqualified stock option shall be as established by the Plan Administrator and, if not so established, shall be 10 years from the date it is granted. To ensure that the Company or related corporation will achieve the purpose and receive the benefits contemplated in this Plan, any option granted to any Optionee hereunder shall, unless the condition of this sentence is waived or modified in the agreement evidencing the option or by resolution adopted by the Plan Administrator, be exercisable according to the following schedule:

                          Period of Optionee’s
                          Continuous Relationship
                          With the Company or Related
                          Corporation From the Date                           Portion of Total Option
                          the Option is Granted                                    Which is Exercisable

                          after 1 year                                                                    33.3%
                          after 2 years                                                                   66.6%
                          after 3 years                                                                   100%

                 5.3 Exercise. Subject to any vesting schedule described in subsection 5.2 above, each option may be exercised in whole or in part; provided, however, that no fewer than 100 shares (or the remaining shares then purchasable under the option, if less than 100 shares) may be purchased upon any exercise of an option hereunder and that only whole shares will be issued pursuant to the exercise of any option. Options shall be exercised by delivery to the Company of notice of the number of shares with respect to which the option is exercised, together with payment of the exercise price.

                 5.4 Payment of Exercise Price. Payment of the option exercise price shall be made in full at the time the notice of exercise of the option is delivered to the Company and shall be in cash, bank certified or cashier’s check or personal check (unless at the time of exercise the Plan Administrator in a particular case determines not to accept a personal check) for the Common Stock being purchased.

                 The Plan Administrator can determine at the time the option is granted for incentive stock options, or at any time before exercise for nonqualified stock options, that additional forms of payment will be permitted. To the extent permitted by the Plan Administrator and applicable laws and regulations (including, but not limited to, federal tax and securities laws and regulations and state corporate law), an option may be exercised by:

                 (a) delivery of shares of stock of the Company held by an Optionee having a fair market value equal to the exercise price, such fair market value to be determined in good faith by the Plan Administrator;

                 (b) delivery of a properly executed exercise notice, together with irrevocable instructions to a broker, all in accordance with the regulations of the Federal Reserve Board, to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay the exercise price and any federal, state or local withholding tax obligations that may arise in connection with the exercise; or

                 (c) delivery of a properly executed exercise notice together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the option exercise price.

                 5.5 Withholding Tax Requirement. The Company or any related corporation shall have the right to retain and withhold from any payment of cash or Common Stock under the Plan the amount of taxes required by any government to be withheld or otherwise deducted and paid with respect to such payment. At its discretion, the Company may require an Optionee receiving shares of Common Stock to reimburse the Company for any such taxes required to be withheld by the Company and withhold such shares in whole or in part until the Company is so reimbursed. In lieu thereof, the Company, at its option in its sole discretion, shall (a) have the right to withhold from any other cash amounts due or to become due from the Company to the Optionee an amount equal to such taxes or (b) retain and withhold a number of shares having a market value not less than the amount of such taxes required to be withheld by the Company to reimburse the Company for any such taxes and cancel (in whole or in part) any such shares so withheld. If required by Section 16(b) of the Exchange Act, the election to pay withholding taxes by delivery of shares held by any person who at the time of exercise is subject to Section 16(b) of the Exchange Act, shall be made either six months prior to the date the option exercise becomes taxable or at such other times as the Company may determine as necessary to comply with Section 16(b) of the Exchange Act.

                 5.6 Assignability and Transferability of Option. Options granted under this Plan and the rights and privileges conferred hereby may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than (i) by will or by the applicable laws of descent and distribution, (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code, or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder or (iii) as otherwise determined by the Plan Administrator and set forth in the applicable Option Agreement. Any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any option under this Plan or of any right or privilege conferred hereby, contrary to the Code or to the provisions of this Plan, or the sale or levy or any attachment or similar process upon the rights and privileges conferred hereby shall be null and void. The designation by an Optionee of a beneficiary does not, in and of itself, constitute an impermissible transfer under this Section.

                 5.7 Termination of Relationship. If the Optionee’s relationship with the Company or any related corporation ceases for any reason other than termination for cause, death or total disability, and unless by its terms the option sooner terminates or expires, then the Optionee may exercise, for a three-month period, that portion of the Optionee’s option which is exercisable at the time of such cessation, but the Optionee’s option shall terminate at the end of the three-month period following such cessation as to all shares for which it has not theretofore been exercised, unless, in the case of a nonqualified stock option, such provision is waived in the agreement evidencing the option or by resolution adopted by the Plan Administrator within 90 days of such cessation. If, in the case of an incentive stock option, an Optionee’s relationship with the Company or related corporation changes (i.e., from employee to nonemployee, such as a consultant), such change shall constitute a termination of an Optionee’s employment with the Company or related corporation and the Optionee’s incentive stock option shall become a nonqualified stock option.

                 If an Optionee is terminated for cause, any option granted hereunder shall automatically terminate as of the first discovery by the Company of any reason for termination for cause, and such Optionee shall thereupon have no right to purchase any shares pursuant to such option. “Termination for cause” shall mean dismissal for dishonesty, conviction or confession of a crime punishable by law (except minor violations), fraud, misconduct or disclosure of confidential information. If an Optionee’s relationship with the Company or any related corporation is suspended pending an investigation of whether or not the Optionee shall be terminated for cause, all Optionee’s rights under any option granted hereunder likewise shall be suspended during the period of investigation.

                 If an Optionee’s relationship with the Company or any related corporation ceases because of a total disability, the Optionee’s option shall not terminate or, in the case of an incentive stock option, cease to be treated as an incentive stock option until the end of the 12-month period following such cessation (unless by its terms it sooner terminates and expires). As used in this Plan, the term “total disability” refers to a mental or physical impairment of the Optionee which is expected to result in death or which has lasted or is expected to last for a continuous period of 12 months or more and which causes the Optionee to be unable, in the opinion of the Company and two (if more than one is required by the Company in its sole discretion) independent physicians, to perform his or her duties for the Company and to be engaged in any substantial gainful activity. Total disability shall be deemed to have occurred on the first day after the Company and the two (if more than one is required by the Company in its sole discretion) independent physicians have furnished their opinion of total disability to the Plan Administrator.

                 For purposes of this subsection 5.7, a transfer of relationship between or among the Company and/or any related corporation shall not be deemed to constitute a cessation of relationship with the Company or any of its related corporations. For purposes of this subsection 5.7, with respect to incentive stock options, employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first 90 days of such leave, unless the Optionee’s reemployment rights are guaranteed by statute or by contract.

                 As used herein, the term “related corporation”, when referring to a subsidiary corporation, shall mean any corporation (other than the Company) or other entity in, at the time of the granting of the option, an unbroken chain of corporations ending with the Company, if stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests of each of the corporations or other entities other than the Company is owned by one of the other corporations or other entities in such chain. When referring to a parent corporation or other entity, the term “related corporation” shall mean any corporation or other entity in an unbroken chain of corporations or other entities ending with the Company if, at the time of the granting of the option, each of the corporations or other entities other than the Company owns stock or other interests possessing 50% or more of the total combined voting power of all classes of stock or other interests in one of the other corporations or other entities in such chain.

                 5.8 Death of Optionee. If an Optionee dies while he or she has a relationship with the Company or any related corporation or within the three-month period (or 12-month period in the case of totally disabled Optionees) following cessation of such relationship, any option held by such Optionee to the extent that the Optionee would have been entitled to exercise such option, may be exercised within one year after his or her death by the personal representative of his or her estate or by the person or persons to whom the Optionee’s rights under the option shall pass by will or by the applicable laws of descent and distribution.

                 5.9 Status of Shareholder. Neither the Optionee nor any party to which the Optionee’s rights and privileges under the option may pass shall be, or have any of the rights or privileges of, a shareholder of the Company with respect to any of the shares issuable upon the exercise of any option granted under this Plan unless and until such option has been exercised.

                 5.10 Continuation of Employment. Nothing in this Plan or in any option granted pursuant to this Plan shall confer upon any Optionee any right to continue in the employ of the Company or of a related corporation, or to interfere in any way with the right of the Company or of any such related corporation to terminate his or her employment or other relationship with the Company at any time.

                 5.11 Modification and Amendment of Option. Subject to the requirements of Code Section 422 with respect to incentive stock options and to the terms and conditions and within the limitations of this Plan, the Plan Administrator may modify or amend outstanding options granted under this Plan. The modification or amendment of an outstanding option shall not, without the consent of the Optionee, impair or diminish any of his or her rights or any of the obligations of the Company under such option. Except as otherwise provided in this Plan, no outstanding option shall be terminated without the consent of the Optionee. Unless the Optionee agrees otherwise, any changes or adjustments made to outstanding incentive stock options granted under this Plan shall be made in such a manner so as not to constitute a "modification" as defined in Code Section 424(h) and so as not to cause any incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as define in Code Section 422(b).

                 5.12 Limitation on Value for Incentive Stock Options. As to all incentive stock options granted under the terms of this Plan, to the extent that the aggregate fair market value (determined at the time the incentive stock option is granted) of the stock with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under this Plan and all other incentive stock option plans of the Company, a related corporation or a predecessor corporation) exceeds $100,000, such options shall be treated as nonqualified stock options. The previous sentence shall not apply if the Code is amended or if the Internal Revenue Service publicly rules, issues a private ruling to the Company, any Optionee, or any legatee, personal representative or distributee of an Optionee or issues regulations, changing or eliminating such annual limit, in which case the limitation shall be that provided by the Code or the Internal Revenue Service, as the case may be.

                 5.13 Valuation of Common Stock Received Upon Exercise.

                         5.13.1 Exercise of Options Under Sections 5.4(a) and (c). The value of Common Stock received by the Optionee from an exercise under Sections 5.4(a) and 5.4(c) hereof shall be the fair market value, which shall mean the last reported sales price, regular way, of the Common Stock on the date of receipt by the Company of the Optionee’s delivery of shares under Section 5.4(a) hereof or delivery of the exercise notice under Section 5.4(c) hereof (or, if no sale takes place on any such day, the closing bid price of the Common Stock on such day), on the principal securities exchange (including the National Association of Securities Dealers, Inc.’s (the “NASD”) National Market System) on which the Common Stock is admitted or listed for trading, or, if the Common Stock is not listed on any such exchange on any such day, the highest reported bid price for the Common Stock as furnished by the NASD through NASDAQ, or a similar organization if NASDAQ is no longer reporting such information, or, if the Common Stock is not listed for trading on an exchange and is not quoted on NASDAQ or any similar organization on any such day, the fair value of a share of Common Stock on such day as determined by the Plan Administrator of the Company in good faith.

                         5.13.2 Exercise of Option Under Section 5.4(b). The value of Common Stock received by the Optionee from an exercise under Section 5.4(b) hereof (a) in the case of the sale of the Common Stock received as a result of the exercise by a broker on the date of receipt by the Company of the Optionee’s exercise notice, shall equal the sales price received for such shares; and (b) in all other cases, shall be determined as provided in Section 5.13.1 hereof.

        SECTION 6. Greater Than 10% Shareholders.

                 6.1 Exercise Price and Term of Incentive Stock Options. If incentive stock options are granted under this Plan to employees who own more than 10% of the total combined voting power of all classes of stock of the Company or any related corporation, the term of such incentive stock options shall not exceed five years and the exercise price shall be not less than 110% of the fair market value of the Common Stock at the time the incentive stock option is granted. This provision shall control notwithstanding any contrary terms contained in an option agreement or any other document. The term and exercise price limitations of this provision shall be amended to conform to any change required (or, in the sole discretion of the Plan Administrator, permitted) by a change in the Code or by a ruling or pronouncement of the Internal Revenue Service.

                 6.2 Attribution Rule. For purposes of subsection 6.1, in determining stock ownership, an employee shall be deemed to own the stock owned, directly or indirectly, by or for his or her brothers, sisters, spouse, ancestors and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate or trust shall be deemed to be owned proportionately by or for its shareholders, partners or beneficiaries. If an employee or a person related to the employee owns an unexercised option or warrant to purchase stock of the Company, the stock subject to that portion of the option or warrant which is unexercised shall not be counted in determining stock ownership. For purposes of this Section 6, stock owned by an employee shall include all stock owned by him which is actually issued and outstanding immediately before the grant of the incentive stock option to the employee.

        SECTION 7. Adjustments Upon Changes in Capitalization. The aggregate number and class of shares for which options may be granted under this Plan, the number and class of shares covered by each outstanding option, and the exercise price per share thereof (but not the total price), shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Company resulting from a splitup or consolidation of shares or any like capital adjustment, or the payment of any stock dividend.

                 7.1. Effect of Liquidation, Reorganization or Change in Control.

                         7.1.1 Cash, Stock or Other Property for Stock. Except as provided in subsection 7.1.2, upon a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere reincorporation or the creation of a holding company) or liquidation of the Company, as a result of which the shareholders of the Company receive cash or property other than capital stock in exchange for or in connection with their shares of Common Stock, any option granted hereunder shall terminate, but the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise such Optionee’s option in whole or in part whether or not the vesting requirements set forth if the option agreement have been satisfied.

                         7.1.2 Conversion of Options on Stock for Stock Exchange. If the shareholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their shares of Common Stock in any transaction involving a merger (other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation or reorganization (other than a mere reincorporation or the creation of a holding company), all options granted hereunder shall be converted into options to purchase shares of Exchange Stock unless the Company and corporation issuing the Exchange Stock, in their sole discretion, determine that any or all such options granted hereunder shall not be converted into options to purchase shares of Exchange Stock but instead shall terminate in accordance with the provisions of subsection 7.1.1. The amount and price of converted options shall be determined by adjusting the amount and price of the options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Stock receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. Unless the Board determines otherwise, the converted options shall be fully vested whether or not the vesting requirements set forth in the option agreement have been satisfied.

                 7.2 Fractional Shares. In the event of any adjustment in the number of shares covered by an option, any fractional shares resulting from such adjustment shall be disregarded and each such option shall cover only the number of full shares resulting from such adjustment.

                 7.3 Determination of Board to Be Final. All Section 7 adjustments shall be made by the Board, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive. Unless an Optionee agrees otherwise, any change or adjustment to an incentive stock option shall be made in such a manner so as not to constitute a “modification” as defined in Code Section 425(h) and so as not to cause his or her incentive stock option issued hereunder to fail to continue to qualify as an incentive stock option as defined in Code Section 422(b).

        SECTION 8. Securities Regulation. Shares shall not be issued with respect to an option granted under this Plan unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, any applicable state securities laws, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or interdealer quotation system upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance, including the availability of an exemption from registration for the issuance and sale of any shares hereunder. Inability of the Company to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary for the lawful issuance and sale of any shares hereunder or the unavaila exemption from registration for the issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such shares as to which such requisite authority shall not have been obtained.

        As a condition to the exercise of an option, the Company may require the Optionee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such representation is required by any relevant provision of the aforementioned laws. At the option of the Company, a stoptransfer order against any shares of stock may be placed on the official stock books and records of the Company, and a legend indicating that the stock may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates in order to assure exemption from registration. The Company may also require such other action or agreement by the Optionees as it may from time to time deem to be necessary or advisable. THE COMPANY SHALL NOT BE OBLIGATED, BY REASON OF THIS PROVISION OR OTHERWISE, TO UNDERTAKE REGISTRATION OF THE OPTIONS OR STOCK HEREUNDER.

        Should any of the Company’s capital stock of the same class as the stock subject to options granted hereunder be listed on a national securities exchange or interdealer quotation system, all stock issued hereunder if not previously listed on such exchange or interdealer quotation system shall be authorized by that exchange or system for listing thereon prior to the issuance thereof.

        SECTION 9. Amendment and Termination.

                 9.1 Board Action. The Board may at any time suspend, amend or terminate this Plan, provided that except as set forth in Section 7, the approval of the holders of a majority of the Company’s outstanding shares of voting capital stock present and entitled to vote at any meeting is necessary for the adoption by the Board of any amendment which will:

                         (a) increase the number of shares which are to be reserved for the issuance of options under this Plan;

                         (b) permit the granting of stock options to a class of persons other than those presently permitted to receive stock options under this Plan; or

                         (c) require shareholder approval under applicable law, including Section 16(b) of the Exchange Act.

                 9.2 Automatic Termination. Unless sooner terminated by the Board, this Plan shall terminate ten years from the earlier of (a) the date on which this Plan is adopted by the Board or (b) the date on which this Plan is approved by the shareholders of the Company. No option may be granted after such termination or during any suspension of this Plan. The amendment or termination of this Plan shall not, without the consent of the option holder, alter or impair any rights or obligations under any option theretofore granted under this Plan.

        SECTION 10. Effectiveness Of This Plan. This Plan shall become effective upon adoption by the Board so long as it is approved by the holders of a majority of the Company’s outstanding shares of voting capital stock present and entitled to vote at any meeting at any time within 12 months before or after the adoption of this Plan.

        Adopted by the Board of Directors on October 24, 2002 and approved by the shareholders on _________________________, 2002.

Option Number: 2002SOP

U.S. WIRELESS DATA, INC.

NONQUALIFIED STOCK OPTION LETTER AGREEMENT

Date: _______________

YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION TO RECEIVE SHARES. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR IN ADVANCE CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

TO: ______________________

        We are pleased to inform you that you have been selected by the Plan Administrator of U.S. Wireless Data, Inc. (the “Company”) 2002 Stock Option Plan (the “Plan”). The Plan was adopted by the Board of Directors and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive a nonqualified option for the purchase of ________ shares of the Company’s Common Stock, no par value (“Common Stock”), at an exercise price of $____ per share, subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference. It is understood that this Option is not intended to constitute an incentive stock option as that term is defined in Section 422A of the Internal Revenue Code of 1986, as amended.

        The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

        Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

        Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the “Exercise Price”).

        Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

        Date of Grant: The date of grant of the option is _______________.

        Term: The term of the option is ten years from date of grant, unless sooner terminated.

        Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

                          Period of Your Continuous
                          Relationship With the
                          Company or a Related
                          Corporation From the                                      Portion of Total Option
                          Date Option is Granted                                   Which is Exercisable

                          after 1 year                                                                    33.3%
                          after 2 years                                                                   66.6%
                          after 3 years                                                                   100%

        Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Nonqualified Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

        Payment for Shares: The vested portion of this option may be exercised by the delivery of:

        (a) Cash, personal check (unless, at the time of exercise, the Plan Administrator determines otherwise), certified or bank cashier’s checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

        (b) Unless the Plan Administrator in its sole discretion determines otherwise, shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

        (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

        (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

        Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company’s obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of, any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

        Termination : Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

        Transfer of Option: The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

        Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering. Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the “Blackout Period”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

        Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

        It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b3 under the Securities Exchange Act of 1934 (the “Exchange Act”), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

        All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

        This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

        Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

Very truly yours, U.S. WIRELESS DATA, INC. By: _______________________

ACCEPTANCE AND ACKNOWLEDGMENT

        I, a resident of the State of ______________, accept the nonqualified stock option described above and in the U.S. Wireless Data, Inc. 2002 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I further understand and acknowledge that the exercise of the nonqualified stock option described above implicates certain tax considerations and the Company has given no tax advice with respect to the nonqualified stock option described above. I have given the opportunity to discuss the option with my tax advisors and I understand the implications of exercising the option and holding or disposing of the shares underlying the option.

        Dated: _____________________

___________________________________________________          ______________________________________________
Taxpayer I.D. Number                                                                                             Signature

        By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of his or her execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated: __________________

____________________________________ Spouse’s Signature ____________________________________ Printed Name

NOTICE OF EXERCISE

U.S. Wireless Data, Inc.
750 Lexington Avenue, 20th Floor
New York, New York 10022

Gentlemen:

        I hereby exercise my right to purchase ______ shares of Common Stock (the “Shares”) of U.S. Wireless Data, Inc., a Delaware corporation, pursuant to, and in accordance with, the U.S. Wireless Data, Inc. 2002 Nonqualified Stock Option Agreement (“Agreement”) dated ________. As provided in that Agreement, I deliver herewith a certified or bank cashier’s check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

        Name: ______________________________________

        Address:____________________________________

                       ____________________________________

         Social Security Number:_______________________

        The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

        1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the “Act”), the undersigned hereby agrees, represents, and warrants that:

                 (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

                 (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

                 (c) the undersigned is a sophisticated investor;

                 (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

                 (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

        2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

        3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

        4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

Very truly yours, ____________________________________ (signature) ____________________________________ (please type or print name)

Option Number: 2002SOP-

U.S. WIRELESS DATA, INC.

INCENTIVE STOCK OPTION LETTER AGREEMENT

YOUR PARTICULAR ATTENTION IS DIRECTED TO SECTION 8 OF THE PLAN WHICH DESCRIBES CERTAIN IMPORTANT CONDITIONS RELATING TO FEDERAL AND STATE SECURITIES LAWS THAT MUST BE SATISFIED BEFORE THE OPTION CAN BE EXERCISED AND BEFORE THE COMPANY CAN ISSUE ANY SHARES TO YOU. THE COMPANY HAS NO OBLIGATION TO REGISTER THE SHARES THAT WOULD BE ISSUED UPON THE EXERCISE OF YOUR OPTION, AND IF IT NEVER REGISTERS THE SHARES, YOU WILL NOT BE ABLE TO EXERCISE THE OPTION UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. AT THE PRESENT TIME, EXEMPTIONS FROM REGISTRATION UNDER FEDERAL AND STATE SECURITIES LAWS ARE VERY LIMITED AND MIGHT BE UNAVAILABLE TO YOU PRIOR TO THE EXPIRATION OF THE OPTION. CONSEQUENTLY, YOU MIGHT HAVE NO OPPORTUNITY TO EXERCISE THE OPTION TO RECEIVE SHARES. IN ADDITION, YOU SHOULD CONSULT WITH YOUR TAX ADVISOR IN ADVANCE CONCERNING THE RAMIFICATIONS TO YOU OF HOLDING OR EXERCISING YOUR OPTIONS OR HOLDING OR SELLING THE SHARES UNDERLYING SUCH OPTIONS.

Date: _______________

TO: ______________________

        We are pleased to inform you that you have been selected by the Plan Administrator of the U.S. Wireless Data, Inc. (the “Company”) 2002 Stock Option Plan (the “Plan”). The Plan was adopted by the Board of Directors, and approved by the shareholders. When you sign and return to the Company the Acceptance and Acknowledgment attached to this Stock Option Agreement you will be entitled to receive an incentive option for the purchase of ________ shares of the Company’s Common Stock, no par value (“Common Stock”), at an exercise price of $_____ per share subject to the vesting provisions set forth herein. A copy of the Plan is attached and the provisions thereof, including, without limitation, those relating to withholding taxes, are incorporated into this Agreement by reference.

        The terms of the option are as set forth in the Plan and in this Agreement. The most important of the terms set forth in the Plan are summarized as follows:

        Number of Shares: The option granted to you covers an aggregate of ______ shares of Common Stock.

        Exercise Price: The exercise price per share of Common Stock subject to your option is $_____ per share (the “Exercise Price”).

        Adjustments. The number of shares of Common Stock subject to your option and the Exercise Price may be subject to adjustment under certain circumstances as described in the Plan.

        Date of Grant: The date of grant of the option is _______________.

        Term: The term of the option is ten years from date of grant, unless sooner terminated.

        Vesting: Your option shall vest according to the following schedule, provided you continue your relationship with the Company or a related corporation:

                          Period of Your Continuous
                          Relationship With the
                          Company or a Related
                          Corporation From the                                      Portion of Total Option
                          Date Option is Granted                                   Which is Exercisable

                          after 1 year                                                                    33.3%
                          after 2 years                                                                   66.6%
                          after 3 years                                                                   100%

        Exercise: The vested portion of the option may be exercised, in whole or in part, but not as to any fractional shares, during the term of the option. You should use a Notice of Exercise of Incentive Stock Option in the form attached to this Agreement when you exercise the option. During your lifetime only you can exercise the option. The Plan also provides for exercise of the option by the personal representative of your estate or the beneficiary thereof following your death.

        Payment for Shares. The vested portion of this option may be exercised by the delivery of:

        (a) Cash, personal check (unless at the time of exercise the Plan Administrator determines otherwise), or certified or bank cashier’s checks in an amount equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised together with a properly executed Notice of Exercise;

        (b) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise, together with shares of the capital stock of the Company held by you having a fair market value at the time of exercise, as determined by the Plan Administrator in accordance with the Plan, equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised;

        (c) Unless the Plan Administrator in its sole discretion determines otherwise, a properly executed Notice of Exercise together with instructions to the Company to withhold from the shares that would otherwise be issued upon exercise that number of shares having a fair market value equal to the aggregate Exercise Price for the number of shares as to which the option is being exercised; or

        (d) A properly executed Notice of Exercise together with irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds to pay the aggregate Exercise Price for the number of shares as to which the option is being exercised.

        Upon receipt of written Notice of Exercise and payment and delivery of any other required documentation, the Company shall deliver to the person exercising the option a certificate or certificates for the appropriate number of shares of Common Stock. It shall be a condition to the performance of the Company’s obligation to issue or transfer Common Stock upon exercise of this option that you pay, or make provision satisfactory to the Company for the payment of , any taxes which the Company is obligated to collect with respect to the issue or transfer of Common Stock upon exercise.

        Termination. Your option will terminate immediately upon termination for cause, as defined in the Plan, or three months after cessation of your relationship with the Company or a related corporation thereof, unless cessation is due to death or total disability, in which case the portion of this option which is vested at the time of such termination shall terminate one year after cessation of such relationship. All unvested options will terminate immediately upon the cessation of your relationship with the Company or a related corporation for any reason, including, without limitation, termination for cause, resignation, death or disability.

        Transfer of Option. The option is not transferable except by will or by the applicable laws of descent and distribution or pursuant to a qualified domestic relations order.

        Hold back: In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering. Grantee shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose of or transfer, or agree to engage in any of the foregoing transactions with respect to, any option shares acquired under this Agreement without the prior written consent of the Company or its underwriters. The period of such restriction (the “Blackout Period”) shall be in effect for such period of time following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In no event, however, shall such period exceed 180 days. In the event of the declaration of a stock dividend, a spin-off, a stock split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding shares of Common Stock without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any option shares subject to the Blackout Period, or into which such option shares thereby become convertible, shall immediately be subject to the restrictions set forth herein. In order to enforce such restriction, the Company may impose stop-transfer instructions with respect to the option shares acquired under this Agreement until the end of the applicable stand-off period. The Company’s underwriters shall be beneficiaries of the agreement set forth in this subsection. This subsection shall not apply to option shares registered in the public offering under the Securities Act, and Grantee shall be subject to this subsection only if the directors and officers of the Company are subject to similar arrangements.

        Notice: All notices sent in connection with this option shall be in writing and, if to the Company, shall be delivered personally to the President of the Company or mailed to its principal office, addressed to the attention of the President, and, if to you, shall be delivered personally or mailed to you at the address noted on the attached Acceptance and Acknowledgment. Such addresses may be changed at any time by notice from one party to the other.

        It is the intention of the Company that this Plan comply in all respects with Section 16(b) and Rule 16b3 under the Securities Exchange Act of 1934 (the “Exchange Act”), to the extent applicable, and, if any Plan provision is later found not to be in compliance with such Section or Rule, as the case may be, the provision shall be deemed null and void, and in all events the Plan shall be construed in favor of its meeting the requirements of Section 16(b) and Rule 16b3 under the Exchange Act. Notwithstanding anything in the Plan to the contrary, the Board, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to participants who are officers and directors or other persons subject to Section 16(b) of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other participants.

        All decisions or interpretations made by the Plan Administrator with regard to any question arising hereunder or under the Plan shall be binding and conclusive on the Company and you.

        This Agreement shall bind and inure to the benefit of the parties hereto and the successors and assigns of the Company and, to the extent provided in the Plan, your executors, administrators, legatees and heirs.

        Please execute the Acceptance and Acknowledgment set forth below on the enclosed copy of this Agreement and return it to the undersigned.

Very truly yours, U.S. WIRELESS DATA, INC. By: _______________________

ACCEPTANCE AND ACKNOWLEDGMENT

        I, a resident of the State of __________, accept the stock option described above granted under the U.S. Wireless Data, Inc. 2002 Stock Option Plan, and acknowledge receipt of a copy of this Agreement, including a copy of the Plan. I have read and understand this Agreement and the Plan, including the provisions of Section 8 thereof. I further understand and acknowledge that the exercise of the incentive stock option described above implicates certain tax considerations and the Company has given no tax advice with respect to the incentive stock option described above. I have been given the opportunity to discuss the option with my tax advisors and I understand the implications of exercising the option and holding or disposing of the shares underlying the option.

        Dated: _____________________

___________________________________________________          ______________________________________________
Taxpayer I.D. Number                                                                                             Signature

        By his or her signature below, the spouse of the Optionee, if such Optionee is legally married as of the date of such Optionee’s execution of this Agreement, acknowledges that he or she has read this Agreement and the Plan and is familiar with the terms and provisions thereof, and agrees to be bound by all the terms and conditions of this Agreement and the Plan.

Dated: __________________________________

____________________________________ Spouse’s Signature ____________________________________ Printed Name

NOTICE OF EXERCISE

U.S. Wireless Data, Inc.
750 Lexington Avenue, 20th Floor
New York, New York 10022

Gentlemen:

        I hereby exercise my right to purchase ______ shares of Common Stock (the “Shares”) of U.S. Wireless Data, Inc., a Delaware corporation, pursuant to, and in accordance with, the U.S. Wireless Data, Inc. 2002 Incentive Stock Option Agreement (“Agreement”) dated __________. As provided in that Agreement, I deliver herewith a certified or bank cashier’s check in the amount of the aggregate option price (unless alternative payment methods have been approved by the Plan Administrator). Please deliver to me stock certificates representing the subject shares registered as follows:

        Name: ______________________________________

        Address:____________________________________

                       ____________________________________

         Social Security Number:_______________________

        The aggregate exercise price is $___________ (total number of shares to be purchased x $____ per share).

        1. If the sale of the Shares and the resale thereof has not, prior to the date hereof, been registered pursuant to a registration statement filed and declared effective under the Securities Act of 1933, as amended (the “Act”), the undersigned hereby agrees, represents, and warrants that:

                 (a) the undersigned is acquiring the Shares for his or her own account (and not for the account of others), for investment and not with a view to the distribution or resale thereof;

                 (b) by virtue of his or her position, the undersigned has access to the same kind of information which would be available in a registration statement filed under the Act;

                 (c) the undersigned is a sophisticated investor;

                 (d) the undersigned understands that he or she may not sell or otherwise dispose of the Shares in the absence of either (i) a registration statement filed under the Act or (ii) an exemption from the registration provisions thereof; and

                 (e) the certificates representing the Shares may contain a legend to the effect of subsection (d) of this Section 1.

        2. If the sale of the Shares and the resale thereof has been registered pursuant to a registration statement filed and declared effective under the Act, the undersigned hereby represents and warrants that he or she has received the applicable prospectus and a copy of the most recent annual report, as well as all other material sent to shareholders generally.

        3. The undersigned acknowledges that the number of shares of Common Stock subject to the Agreement is hereafter reduced by the number of shares of Common Stock represented by the Shares.

        4. The undersigned understands that there are certain tax implications to his or her exercise of his or her right to purchase shares of Common Stock under the Agreement. The undersigned further understands that it is his or her obligation to confer with his or her own tax advisor with respect to such tax implications.

Very truly yours, ____________________________________ (signature) ____________________________________ (please type or print name)